                                  POWER OF ATTORNEY

                    KNOW ALL  MEN BY  THESE PRESENTS,  that  each of  First
          Citizens BancShares, Inc., and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints James B. Hyler, Jr., its and his or her true and lawful attorney, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below,
          (a) Registration  Statement  on  Form S-4  (or  other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of the shares of Class A common stock of First Citizens BancShares, Inc., par value $1.00 per share, to be issued in connection with the acquisition of Allied Bank Capital, Inc. and all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter called the "Registration Statement"), and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of First Citizens BancShares, Inc. and said Officers and Directors hereby grants to said attorney, full power and authority to do and perform each and every act and thing whatsoever as said attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as First Citizens BancShares, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of First Citizens BancShares, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorney might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorney to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

                    IN WITNESS WHEREOF, First Citizens BancShares, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                                        FIRST CITIZENS BANCSHARES, INC.
                                              (Registrant)


                                        By:  /s/ James B. Hyler, Jr.
                                             James B. Hyler, Jr.,
                                             Vice Chairman and Chief
                                             Operating Officer

                                        Date:  August 30, 1995

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         Signature                     Capacity                 Date


         /s/ Kenneth A. Black          Vice President      August 30, 1995
         Kenneth A. Black              and Treasurer
                                       (Principal
                                       Financial Officer
                                       and Principal
                                       Accounting
                                       Officer)
         /s/ John M. Alexander, Jr.    Director            August 30, 1995
         John M. Alexander, Jr.


         /s/ Ted L. Bissett            Director            August 30, 1995
         Ted L. Bissett

         /s/ B. Irvin Boyle            Director            August 30, 1995
         B. Irvin Boyle


         /s/ George H. Broadrick       Director            August 30, 1995
         George H. Broadrick


         /s/ H. Max Craig, Jr.         Director            August 30, 1995
         H. Max Craig, Jr.


         /s/ Betty M. Farnsworth       Director            August 30, 1995
         Betty M. Farnsworth


         /s/ Lewis M. Fetterman        Director            August 30, 1995
         Lewis M. Fetterman

         /s/ Frank B. Holding          Executive Vice      August 30, 1995
         Frank B. Holding              Chairman of the
                                       Board

         /s/ Frank B. Holding, Jr.     Director            August 30, 1995
         Frank B. Holding, Jr.

         /s/ Lewis R. Holding          Chairman of the     August 30, 1995
         Lewis R. Holding              Board (Principal
                                       Executive
                                       Officer)

         /s/ Charles B.C. Holt         Director            August 30, 1995
         Charles B.C. Holt

         /s/ Gale D. Johnson           Director            August 30, 1995
         Gale D. Johnson


         /s/ Freeman R. Jones          Director            August 30, 1995
         Freeman R. Jones


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         Signature                     Capacity                 Date

         /s/ Lucius S. Jones           Director            August 30, 1995
         Lucius S. Jones


         /s/ I. B. Julian              Director            August 30, 1995
         I. B. Julian

         /s/ Joseph T. Maloney, Jr.    Director            August 30, 1995
         Joseph T. Maloney, Jr.


         /s/ J. Claude Mayo, Jr.       Director            August 30, 1995
         J. Claude Mayo, Jr.

         /s/ William McKay             Director            August 30, 1995
         William McKay


         /s/ Brent D. Nash             Director            August 30, 1995
         Brent D. Nash

         /s/ Lewis T. Nunnelee, II     Director            August 30, 1995
         Lewis T. Nunnelee, II


         /s/ Talbert O. Shaw           Director            August 30, 1995
         Talbert O. Shaw

         /s/ R. C. Soles, Jr.          Director            August 30, 1995
         R. C. Soles, Jr.


         /s/ David L. Ward, Jr.        Director            August 30, 1995
         David L. Ward, Jr.